UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (D)
OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT: February 4, 2012	COMMISSION FILE NO. 000-54319
(Date of earliest event reported)

LIFELOC TECHNOLOGIES, INC.
(Exact name of Registrant as specified in its charter)

COLORADO	84-1053680
(State or other jurisdiction of	(I.R.S. Employer
incorporation or organization)	Identification No.)

12441 West 49th Ave., Unit 4, Wheat Ridge, CO 80033
(Address of Principal Executive Offices)

Registrant's Telephone No., including area code:   (303) 431-9500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On February 4, 2012, Lifeloc Technologies, Inc. (the “Company”) issued a press release announcing its net sales results for its quarter ended December 31, 2011. A copy of the press release is furnished herewith as Exhibit 99.1.

The information in this Form 8-K, including the exhibit attached hereto, is being “furnished” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any Company filing under the Securities Act of 1933, as amended, unless expressly set forth by specific reference in such filing that such information is incorporated by reference therein.

Item 9.01	Financial Statements, Pro Forma Financial Information and Exhibits.

(d)           The following exhibits are being furnished herewith:

Exhibit No.	Description

99.1	Press Release, dated February 4, 2012, issued by the Company.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIFELOC TECHNOLOGIES, INC.

	By:	/s/ Vern D. Kornelsen
Vern D. Kornelsen
Chief Financial Officer and Secretary

Date: February 9, 2012

Exhibit Index

Exhibit No.	Description

99.1	Press Release, dated February 4, 2012, issued by the Company.